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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 21, 2005

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-9210              95-4035997
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)

              10889 WILSHIRE BOULEVARD
              LOS ANGELES, CALIFORNIA                             90024
      (Address of principal executive offices)                 (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events
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     On April 21, 2005, Occidental Petroleum Corporation commenced a program offering from time to time up to $1,500,000,000 aggregate initial offering price of its Medium-Term Senior Notes, Series D and its Medium-Term Subordinated Notes, Series A (collectively, the "Notes").

     Occidental has previously filed a Registration Statement on Form S-3 (No. 333-123324) in respect of securities including the Notes, which Registration Statement was declared effective by the Securities and Exchange Commission on April 7, 2005. Thereafter, Occidental and Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated entered into the Distribution Agreement dated April 21, 2005, relating to the sale and purchase of the Notes.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits
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(c)  Exhibits

     1.1 Distribution Agreement, dated April 21, 2005, among Occidental Petroleum Corporation, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated

     4.1 Second Supplemental Indenture, dated April 21, 2005, by and between Occidental Petroleum Corporation and The Bank of New York, including the form of Notes


                                       1
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE: April 25, 2005          S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)
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                                  EXHIBIT INDEX


      1.1 Distribution Agreement, dated April 21, 2005, among Occidental Petroleum Corporation, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated

      4.1 Second Supplemental Indenture, dated April 21, 2005, by and between Occidental Petroleum Corporation and The Bank of New York, including the form of Notes